UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): November 2, 2016
Fitbit, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001- 37444	20-8920744

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

405 Howard Street
San Francisco, California	94105

(Address of Principal Executive Offices)	(Zip Code)

(415) 513-1000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On November 2, 2016 Fitbit, Inc. (the “Company”) issued a press release and will hold a conference call regarding its financial results for the quarter ended October 1, 2016. A copy of the press release is furnished as Exhibit 99.1 to this report.

The information furnished with this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The Company is making reference to financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”) in both the press release and the conference call. A reconciliation of these non-GAAP financial measures to the nearest comparable GAAP financial measures is contained in the attached Exhibit 99.1 press release.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Title or Description
99.1	Press release dated November 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FITBIT, INC.

Date:	November 2, 2016	By:	/s/ William Zerella
Name: William Zerella
Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
99.1	Press release dated November 2, 2016